                                                                    EXHIBIT 23.4


                          Independent Auditors' Consent


The Board of Directors
O'Grady-Peyton International (USA), Inc.

We consent to the use of our report dated May 11, 2001, included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP
Atlanta, Georgia
April 25, 2002